SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2005
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 8.01.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, jointly administered under case number 00-34533. On March 31, 2005 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended February 28, 2005, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended February 28, 2005 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  April 19, 2005                       By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                February 28,   February 29,
                                                    2005          2004
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $   14,651    $   16,258
    Accounts Receivable, Net                             --            --
    Inventories                                      51,369        46,054
    Other Receivables                                 6,661         6,942
    Prepaid Expenses                                  3,155         2,792
                                                  ---------     ---------
    Total Current Assets                             75,836        72,046
                                                  ---------     ---------

    Land and Buildings                               11,319        19,643
    Fixtures, Furniture and Vehicles                 10,078         9,429
    Leasehold Improvements                           28,072        24,825
    Construction in Progress                             20           781
                                                  ---------     ---------
    Total Property and Equipment                     49,489        54,678
    Accumulated Depreciation and Amortization        25,118        24,605
                                                  ---------     ---------
    Property and Equipment, Net                      24,371        30,073
                                                  ---------     ---------

    Other Assets                                     59,705        88,222
                                                  ---------     ---------
    TOTAL ASSETS                                 $  159,912    $  190,341
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  5,975         7,965
    Accrued Expenses                                 19,683        21,042
    Income Tax Currently Payable                         --            --
    Deferred Revenue                                  8,561         8,047
                                                  ---------     ---------
    Total Current Liabilities                        34,219        37,054
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               689,101       706,068

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,526
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (925,805)     (915,178)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (563,408)     (552,781)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  159,912    $  190,341
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                          One Month Ended   Twelve Months Ended
                                          February 28, 2005   February 28, 2005
                                         ------------------  ------------------

Sales                                              $ 27,218           $330,493
Costs of Sales                                       15,092            183,439
                                                    -------            --------
    Maintained Margin                                12,126            147,054

Other Income                                          2,236             26,124
                                                    -------            --------
    Total Income                                     14,362            173,178


Selling, General & Administrative Expense            14,045            173,495
Interest Expense                                         30                528
                                                    -------            --------
    Total Operating Expense                          14,075            174,024

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes           288               (845)

Reorganization Items:
  Store and Distribution Center Exit Costs              175             (1,671)
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --             (2,063)
  Interest Income                                        --                 --
  Trustee Fees                                           --                (45)
  Professional Fees                                    (632)            (5,611)
                                                    -------            --------
     Total Reorganization Items                        (457)            (9,391)

Delivered Sales Adjustment                             (588)              (324)
                                                    -------            --------
Income (Loss) Before Income Taxes                      (758)           (10,560)
Income Taxes                                             --                 66
                                                    -------            --------
Net Income (Loss)                                  $   (758)          $(10,626)
                                                    =======            ========

Income (Loss) per Share                            $  (0.01)          $  (0.17)

Diluted Shares                                       60,771             60,771

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended   Twelve Months Ended
                                           February 28, 2005   February 28, 2005
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $   (758)         $  (10,626)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      324               3,780
   Reorganization items                               457               9,391
   Sold not delivered adjustment                      588                 324
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                             (553)              2,191
       Inventories                                  1,228              (5,071)
       Prepaid expenses                              (193)               (363)
       Deferred taxes                                  --                  --
       Deferred revenue                                (3)                (35)
       Accounts payable                             1,230              (2,258)
       Accrued expenses                             1,050              (5,392)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                              3,369              (8,059)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                (347)             (3,431)
  Disposals of property and equipment                  --                 113
  Proceeds from dispositions of fixed
    assets - reorganization                            --               3,394
  Miscellaneous investments                            --              21,178
                                                 ---------           ---------
Net cash provided by investing activities            (347)             21,253
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --             (14,802)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --             (14,802)
                                                 ---------           ---------
Net increase (decrease) in cash                     3,023              (1,607)
Cash at beginning of period                        11,628              16,258
                                                 ---------           ---------
Cash at end of period                           $  14,651          $   14,651
                                                 =========           =========
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